IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Energy
(formerly, Ivy VIP Energy)
(the “Portfolio”)

Supplement to the Portfolio’s Summary Prospectus

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of the portfolio manager team of Delaware Management Company (Manager), a series of Macquarie Investment Management Business Trust and the Portfolio’s investment advisor, for the Portfolio. In connection with this change, the Board voted to approve applicable revisions to the Portfolio’s investment strategies, all to take effect on or about November 15, 2021, approximately sixty (60) days after the date of this Supplement (Effective Date).

The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Portfolio to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

1.	In connection therewith, upon the Effective Date, the following will replace the second paragraph in the section entitled “Principal Investment Strategies”:

These companies may include, but are not limited to, oil companies; oil and gas drilling, equipment, and services companies; oil and gas exploration and production companies; oil and gas storage and transportation companies; natural gas pipeline companies; refinery companies; energy conservation companies; coal companies; transporters; utilities; alternative energy companies; and innovative energy technology companies. The Portfolio also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

2.	Upon the Effective Date, the following replaces the information in the section entitled “Principal Investment Risks”:

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio’s principal risks include:

Energy sector risk — The risk that investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a portfolio’s value and total return because the portfolio may hold larger positions in fewer securities than other funds. In addition, a portfolio that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Concentration risk — The risk that a concentration in a particular industry will cause a portfolio to be more exposed to developments affecting that single industry or industry group than a more broadly diversified portfolio would be. A portfolio could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a portfolio that invests more broadly.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Initial public offering (IPO) risk — The risk that any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, a portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as a portfolio grows.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

MLP risk — The risk related to the Portfolio’s investment in MLPs. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including those due to commodity production, volumes, commodity prices, weather conditions, terrorist attacks, etc. They are also subject to significant federal, state and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If the Portfolio retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a portfolio’s use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

3.	Upon the Effective Date, the following replaces the information in the sections entitled “Investment Adviser” and “Portfolio Managers”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Samuel Halpert	Managing Director, Chief Investment Officer — Global Natural Resources Equity	November 2021
Geoffrey King	Senior Vice President, Portfolio Manager — Global Natural Resources Equity	November 2021

Sub-advisors

Macquarie Funds Management Hong Kong Limited
Macquarie Investment Management Global Limited

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2021.